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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 19, 2000
                        (Date of earliest event reported)



                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)



          Tennessee                                              1-4682
(State or Other Jurisdiction                           (Commission File Number)
     of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)


       8155 T&B Boulevard
       Memphis, Tennessee                                           38125
     (Address of Principal                                       (ZIP Code)
       Executive Offices)



               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

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ITEM 5.   OTHER EVENTS

     On June 19, 2000, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, information regarding its second quarter earnings notice.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     20   Press Release of the Registrant dated June 19, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Thomas & Betts Corporation
                              (Registrant)




                              By: /s/ John P. Murphy
                                 ----------------------------------------------
                                        John P. Murphy
                              Title:    Senior Vice President-Chief Financial
                                        Officer



Date: June 20, 2000


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                                  EXHIBIT INDEX

     Exhibit                  Description of Exhibits
     -------                  -----------------------
     20             Press Release of Registrant dated June 19, 2000.




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